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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 1, 2007

                           Lehman ABS Corporation, on
                                   behalf of:

            CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-18 TRUST
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             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                       001-31863              13-3447441
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(State or Other Jurisdiction           (Commission File       (I.R.S. Employer
     of Incorporation)                     Number)           Identification No.)


Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 526-7000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

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The Corporate Backed Trust Certificates, Series 2001-18 Trust, which we refer to herein as the "Trust," was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as trustee, as supplemented by the Series Supplement in respect of the Trust dated as of May 8, 2001, as amended.

Item 8.01. OTHER EVENTS

On February 2, 2007, a final distribution was made to the holders of the certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

The Southern Company, parent of Southern Company Capital Funding, Inc., the issuer of the junior subordinated notes, the sole assets held by Southern Company Capital Trust I, the issuer of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"). For information on The Southern Company, please see its periodic and current reports filed with the Securities and Exchange Commission (the "Commission") under The Southern Company's Exchange Act file number, 001-03526. The Commission maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or "EDGAR." Periodic and current reports and other information required to be filed pursuant to the Exchange Act by The Southern Company may be accessed on this site. Neither Lehman ABS Corporation nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS Corporation nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting The Southern Company, the issuer of the underlying securities, the issuer of the junior subordinated notes or the underlying securities themselves have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit is filed as part of this report:

    1 Trustee's Final Distribution Statement to the Corporate Backed Trust Certificates, Series 2001-18 Certificate Holders for the period ending February 2, 2007.


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                                    SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  February 2, 2007


                                       Lehman ABS Corporation


                                       By:    /s/ Charles M. Weaver
                                              ----------------------------
                                       Name:  Charles M. Weaver
                                       Title: Senior Vice President


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                                  EXHIBIT INDEX


Exhibit Number      Description
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     1              Trustee's  Final  Distribution  Statement  to the  Corporate
                    Backed  Trust   Certificates,   Series  2001-18  Certificate
                    Holders for the period ending February 2, 2007